SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8K

                        Current Report
               Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported):
January 19, 2005


                        JOHNSON & JOHNSON

     (Exact name of registrant as specified in its charter)


    New Jersey             1-3215           22-1024240

(State or other          Commission     (I.R.S. Employer
jurisdiction             File Number)  Identification No.)
of incorporation)



 One Johnson & Johnson Plaza, New Brunswick, New Jersey
08933

           (Address of principal executive offices)
(zip code)


Registrant's telephone number including area code:
(732) 524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule
13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events

Legislation was passed (The American Jobs Creation  Act
of 2004) during the fourth quarter of 2004 that permits
US  Corporations  to  repatriate  earnings  of  foreign
subsidiaries at a special one-time favorable  effective
federal tax rate versus 35 percent before consideration
of foreign taxes paid.  The Company has determined that
it   will  repatriate  approximately  $11  billion   in
accordance  with  the legislation.   The  Company  will
record a tax charge of approximately $800 million including federal and state taxes during the fourth quarter of 2004.





                            SIGNATURE



Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   JOHNSON & JOHNSON




Date: January 19, 2005    By: /s/ Stephen J. Cosgrove
                              Stephen J. Cosgrove
                              Chief Accounting Officer